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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


  We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 33-53717) and the related Prospectus of Sunoco, Inc. for the registration of $700,000,000 in debt securities, common stock, preferred stock, and warrants.


                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                         Ernst & Young LLP
 Philadelphia, Pennsylvania
 August 17, 1999